Environmental Matters	3 Months Ended
Dec. 31, 2011
Environmental Matters Disclosure [Abstract]
Environmental Matters
Environmental Matters

NRG is subject to a wide range of environmental regulations across a broad number of jurisdictions in the development, ownership, construction and operation of domestic and international projects. These laws and regulations generally require that governmental permits and approvals be obtained before construction and during operation of power plants. Environmental laws have become increasingly stringent and NRG expects this trend to continue. The electric generation industry will face new requirements to address air emissions, climate change, combustion byproducts and water use. In general, future laws and regulations are expected to require the addition of emission controls or other environmental quality equipment or the imposition of certain restrictions on the operations of the Company's facilities. NRG expects that future liability under, or compliance with, environmental requirements could have a material effect on the Company's operations or competitive position.

Environmental Capital Expenditures

Based on current rules, technology and plans as well as preliminary plans based on proposed rules, NRG has estimated that environmental capital expenditures from 2012 through 2016 to meet NRG's regulatory environmental commitments will be approximately $553 million. These costs are primarily associated with mercury controls to satisfy the Mercury and Air Toxics Standards, or MATS, on the Company's Big Cajun II, W.A. Parish and Limestone facilities and a number of intake modification projects across the fleet under state or proposed federal 316(b) rules. NRG continues to explore cost effective compliance alternatives to reduce costs. While this estimate reflects anticipated schedules and controls related to the proposed 316(b) Rule, the full impact on the scope and timing of environmental retrofits from any new or revised regulations cannot be determined until these rules are final. However, NRG believes it is positioned to meet more stringent environmental regulations through its planned capital expenditures, existing controls, and increasing generation from renewable resources.

NRG's current contracts with the Company's rural electric cooperative customers in the South Central region allow for recovery of a portion of the region's environmental capital costs incurred as the result of complying with any change in environmental law. Cost recoveries begin once the environmental equipment becomes operational and include a capital return. The actual recoveries will depend, among other things, on the timing of the completion of the capital projects and the remaining duration of the contracts.

The U.S. EPA released the final Cross-State Air Pollution Rule, or CSAPR, on July 7, 2011, which was scheduled to replace the Clean Air Interstate Rule, or CAIR, on January 1, 2012. On December 30, 2011, the U.S. Court of Appeals for the D.C. Circuit stayed the rule pending resolution of the numerous petitions for judicial review. Under CSAPR, use of discounted Acid Rain SO2 and CAIR NOx allowances would be discontinued and replaced with completely distinct allowance programs. Acid Rain allowances would still be required on a 1:1 basis under the Acid Rain Program. Consequently, in the third quarter 2011, the Company recorded an impairment charge of $160 million on the Company's Acid Rain Program SO2 emission allowances, which were recorded as an intangible asset on the Company's balance sheet. The impairment charge reflects the write-off of the value of emission allowances in excess of those required for compliance with the Acid Rain Program.

Northeast Region

In January 2006, NRG's Indian River Operations, Inc. received a letter of informal notification from Delaware Department of Natural Resources and Environmental Control, or DNREC, stating that it may be a potentially responsible party with respect to Burton Island Old Ash Landfill, a historic captive landfill located at the Indian River facility. On October 1, 2007, NRG signed an agreement with DNREC to investigate the site through the Voluntary Clean-up Program. On February 4, 2008, DNREC issued findings that no further action is required in relation to surface water and that a previously planned shoreline stabilization project would satisfactorily address shoreline erosion. The landfill itself will require a further Remedial Investigation and Feasibility Study to determine the type and scope of any additional work required. Until the Remedial Investigation and Feasibility Study is approved, the Company is unable to predict the impact of any required remediation. On May 29, 2008, DNREC requested that NRG's Indian River Operations, Inc. participate in the development and performance of a Natural Resource Damage Assessment, or NRDA, at the Burton Island Old Ash Landfill. NRG is currently working with DNREC and other trustees to close out the assessment phase.

Pursuant to a consent order dated September 25, 2007, and amended July 21, 2010, between NRG and DNREC regarding the Indian River plant, NRG agreed to limit the emissions of NOx and SO2, and to mothball Unit 1. Unit 1 was mothballed as planned on May 1, 2011.

South Central Region

On February 11, 2009, the U.S. DOJ acting at the request of the U.S. EPA commenced a lawsuit against LaGen in federal district court in the Middle District of Louisiana alleging violations of the CAA at the Big Cajun II power plant. This is the same matter for which NOVs were issued to LaGen on February 15, 2005, and on December 8, 2006. Further discussion on this matter can be found in Note 22, Commitments and Contingencies - Louisiana Generating, LLC.
The construction and operation of power projects are subject to stringent environmental and safety protection and land use laws and regulation in the U.S. If such laws and regulations become more stringent, or new laws, interpretations or compliance policies apply and NRG's facilities are not exempt from coverage, the Company could be required to make modifications to further reduce potential environmental impacts. In general, the effect of such future laws or regulations is expected to require the addition of pollution control equipment or the imposition of restrictions or additional costs on the Company's operations.